Consolidated Statements of Comprehensive Income - CAD ($) $ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Statement of comprehensive income [abstract]
Net income	$ 105.2	$ 298.5
Other comprehensive (loss) income, net of income tax, that are or may be reclassified subsequently to profit or loss
(Loss) income on cash flow hedges reclassified to net income	0.0	(9.3)
Income arising on changes in fair value of cash flow hedges, net of tax expense nil and $7.8 million, respectively (Note 19)	0.0	34.0
Other comprehensive income (loss), net of income tax, that will not be reclassified subsequently to profit or loss
Foreign exchange gain on translation to presentation currency	3.1	123.1
Remeasurement of pension and other post-employment benefit obligations, net of tax nil for March 31, 2024 and 2023 (Notes 20, 21)	(49.6)	13.8
Other comprehensive income	(46.5)	161.6
Total comprehensive income	$ 58.7	$ 460.1